UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 30, 2023

BMO 2023-C6 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001987419)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

KeyBank National Association

(Central Index Key number: 0001089877)

Argentic Real Estate Finance 2 LLC

(Central Index Key number: 0001624053)

Wells Fargo Bank, National Association

(Central Index Key number: 0000740906)

UBS AG

(Central Index Key number: 0001685185)

LMF Commercial, LLC

(Central Index Key number: 0001592182)

Zions Bancorporation, N.A.

(Central Index Key number: 0000109380)

Goldman Sachs Mortgage Company

(Central Index Key number: 0001541502)

German American Capital Corporation

(Central Index Key number: 0001541294)

Starwood Mortgage Capital LLC

(Central Index Key number: 0001548405)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-07	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 30, 2023 (the “Closing Date”), BMO Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2023 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee, of the BMO 2023-C6 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-C6 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class D-RR, Class XDRR, Class E-RR, Class XERR, Class F-RR, Class XFRR, Class G-RR, Class XGRR, Class J-RR, Class XJRR and Class R Certificates (collectively, the “Private Certificates”) and (iii) the Class S Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $545,492,000, were sold to BMO Capital Markets Corp. (“BMO Capital”), KeyBanc Capital Markets Inc. (“KeyBanc Capital”), Wells Fargo Securities, LLC (“Wells Fargo Securities”), Goldman Sachs & Co. LLC (“GS&Co.”), Deutsche Bank Securities Inc. (“DBSI”), UBS Securities LLC (“UBS Securities”), Academy Securities, Inc. (“Academy”), Bancroft Capital, LLC (“Bancroft”) and Drexel Hamilton, LLC (“Drexel” and, together with BMO Capital, KeyBanc Capital, Wells Fargo Securities, GS&Co., DBSI, UBS Securities, Academy and Bancroft, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of August 11, 2023 (the “Underwriting Agreement”), between the Depositor and the Underwriters. BMO Capital, KeyBanc Capital, Wells Fargo Securities, GS&Co., DBSI and UBS Securities are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s preliminary prospectus, dated August 7, 2023, and by the prospectus, dated August 11, 2023 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $58,931,958 were sold to BMO Capital, KeyBanc Capital, Wells Fargo Securities, GS&Co., DBSI, UBS Securities, Academy, Bancroft and Drexel (together with BMO, KeyBanc Capital, Wells Fargo Securities, GS&Co., DBSI, UBS Securities, Academy and Bancroft, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of August 11, 2023, between the Depositor and the Initial Purchasers. The Private Certificates and the Class S Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in the BMO 2023-C6 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 32 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on various types of commercial, multifamily and/or manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) Bank of Montreal (“BMO”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2023 (the “BMO Mortgage Loan Purchase Agreement”), between the Depositor and BMO, (ii) KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2023 (the “KeyBank Mortgage Loan Purchase Agreement”), between the Depositor and KeyBank, (iii) Argentic Real Estate Finance 2 LLC (“Argentic”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2023 (the “Argentic Mortgage Loan Purchase Agreement”), between the Depositor and Argentic, (iv) Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2023 (the “WFB Mortgage Loan Purchase Agreement”), between the Depositor and WFB, (v) UBS AG (“UBS AG”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2023 (the “UBS AG Mortgage Loan Purchase Agreement”), between the Depositor and UBS AG, (vi) LMF Commercial, LLC (“LMF”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2023 (the “LMF Mortgage Loan Purchase Agreement”), between the Depositor and LMF, (vii) Zions Bancorporation, N.A. (“ZBNA”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2023 (the “ZBNA Mortgage Loan Purchase Agreement”), between the Depositor and ZBNA, (viii) Goldman Sachs Mortgage Company (“GSMC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2023 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (ix) German American Capital Corporation (“GACC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2023 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, and (x) Starwood Mortgage Capital LLC (“SMC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2023 (the “SMC Mortgage Loan Purchase Agreement”; and, together with the BMO Mortgage Loan Purchase Agreement, the KeyBank Mortgage Loan Purchase Agreement, the Argentic Mortgage Loan Purchase Agreement, the WFB Mortgage Loan Purchase Agreement, the UBS AG Mortgage Loan Purchase Agreement, the LMF Mortgage Loan Purchase Agreement, the ZBNA Mortgage Loan Purchase Agreement, the GSMC Mortgage Loan Purchase Agreement and the GACC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and SMC. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8, 99.9 and 99.10 respectively.

The assets of the Issuing Entity include several Mortgage Loans which are part of a Whole Loan as described in the Prospectus. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as identified in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the applicable Whole Loans under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Whole Loan (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
Healthcare Trust MOB Portfolio	4.7	4.2
Skorpios Industrial	4.8	-
Fashion Valley Mall	4.9	4.2
CX – 250 Water Street	4.10	4.3
Marriott Philadelphia West	4.11	-
11 West 42nd Street	4.12	4.4
Back Bay Office	4.13	4.5
Four Springs Net Lease Portfolio	4.14	4.5
J&O Industrial Facility	4.15	4.5
Brier Creek Commons	4.16	4.6
Novolex Portfolio	4.17	4.5

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from BMO, Argentic, GACC, GSMC, KeyBank, LMF, SMC, UBS AG, WFB and ZBNA.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $5,818,642.02, were approximately $607,902,782.24. Of the expenses paid by the Depositor, approximately $438,224.41 were paid directly to affiliates of the Depositor, $75,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $150,000 were paid to or for the Underwriters and the Initial Purchasers counsel, and $5,155,417.61 were other expenses.  All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.  No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated August 11, 2023. The related registration statement (file no. 333-255934) was originally declared effective on June 23, 2021. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

BMO, in its capacity as “retaining sponsor” (as such term is defined in Regulation RR (12 C.F.R. Part 244) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”)) (the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by RREF IV-D AIV RR H, LLC of an “eligible horizontal residual interest” (as such term is defined in Regulation RR), consisting of all of the Class D-RR, Class XDRR, Class E-RR, Class XERR, Class F-RR, Class XFRR, Class G-RR, Class XGRR, Class J-RR and Class XJRR Certificates.

KeyBank National Association will act as primary servicer with respect to certain of the Mortgage Loans sold by itself to the Depositor pursuant to that certain Primary Servicing Agreement, dated as of August 1, 2023, between Midland Loan Services, a Division of PNC Bank, National Association and KeyBank National Association, an executed version of which is attached hereto as Exhibit 99.11.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	BBCMS 2023-C20 PSA
Exhibit 4.3	BANK 2023-BNK45 PSA
Exhibit 4.4	BMO 2023-5C1 PSA
Exhibit 4.5	Benchmark 2023-B39 PSA
Exhibit 4.6	BMO 2023-C5 PSA
Exhibit 4.7	Healthcare Trust MOB Portfolio Co-Lender Agreement
Exhibit 4.8	Skorpios Industrial Co-Lender Agreement
Exhibit 4.9	Fashion Valley Mall Co-Lender Agreement
Exhibit 4.10	CX – 250 Water Street Co-Lender Agreement
Exhibit 4.11	Marriott Philadelphia West Co-Lender Agreement
Exhibit 4.12	11 West 42nd Street Co-Lender Agreement
Exhibit 4.13	Back Bay Office Co-Lender Agreement
Exhibit 4.14	Four Springs Net Lease Portfolio Co-Lender Agreement
Exhibit 4.15	J&O Industrial Facility Co-Lender Agreement
Exhibit 4.16	Brier Creek Commons Co-Lender Agreement
Exhibit 4.17	Novolex Portfolio Co-Lender Agreement
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated August 30, 2023
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated August 30, 2023 (included as part of Exhibit 5)
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated August 30, 2023 (included as part of Exhibit 5)
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 11, 2023, which such certification is dated August 11, 2023

Exhibit 99.1	BMO Mortgage Loan Purchase Agreement
Exhibit 99.2	KeyBank Mortgage Loan Purchase Agreement
Exhibit 99.3	Argentic Mortgage Loan Purchase Agreement
Exhibit 99.4	WFB Mortgage Loan Purchase Agreement
Exhibit 99.5	UBS AG Mortgage Loan Purchase Agreement
Exhibit 99.6	LMF Mortgage Loan Purchase Agreement
Exhibit 99.7	ZBNA Mortgage Loan Purchase Agreement
Exhibit 99.8	GSMC Mortgage Loan Purchase Agreement
Exhibit 99.9	GACC Mortgage Loan Purchase Agreement
Exhibit 99.10	SMC Mortgage Loan Purchase Agreement
Exhibit 99.11	Primary Servicing Agreement, dated as of August 1, 2023, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 30, 2023	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2023-C6 – Form 8-K (Closing)